The principle assumptions underlying these projections include:

    RRI's current view of the commodity prices in the United States and Western Europe through the end of 2001
    the regulatory framework affecting RRI's businesses will remain the same through the end of 2001, taking into account any modifications to the framework resulting from legislative or regulatory action that has been taken but not yet implemented
    the generation projects of RRI that are currently under construction will commence commercial operation on schedule

The pro forma EPS amounts reflect the sale of shares of common stock in the RRI initial public offering as if the offering had occurred on January 1, 2001.

*  RRI's P/E multiple for 2002 was calculated by dividing the recent trading price of RRI common stock by an amount equal to the midpoint of RRI's projected 2001 Diluted Pro Forma EPS ($1.65) multiplied by 1.25 (RRI's projected annual growth rate).

Reliant Energy™

# *Deutsche Banc Alex. Brown Electric Power Conference*

**June 13, 2001**

**Steve Naeve**
**Vice Chairman and CFO**

# Special Note Regarding Forward-Looking Statements

- Some of the statements made in this presentation, including our earnings projections, constitute forward-looking statements. These statements involve known and unknown risks and relate to future events or our projected business results.
- Actual events or results may differ materially from any forward-looking statement as a result of various factors. These factors include:
  - state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry and changes in or application of environmental and other laws and regulations to which we are subject,
  - the timing of the implementation of Reliant Energy's business separation plan,
  - the effects of competition, including the extent and timing of the entry of additional competitors in our markets,
  - our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,
  - state, federal and other rate regulations in the U.S. and in foreign countries in which we operate or into which we might expand our operations,
  - the timing and extent of changes in commodity prices and interest rates,
  - weather variations and other natural phenomena,
  - political, legal and economic conditions and developments in the U.S. and in foreign countries in which we operate or into which we might expand our operations, including the effects of fluctuations in foreign currency exchange rates,
  - financial market conditions and the results of our financing efforts,
  - the performance of projects undertaken and the success of our efforts to invest in and develop new opportunities, and
  - other factors including the risks outlined under "Risk Factors" in our Prospectus dated April 30, 2001 and in our filings with the Securities and Exchange Commission.

# The Market Opportunity

***Restructuring = Opportunity***

Reliant Resources

**Wholesale**



***Deregulating***

**Transmission**



*Regulated*

**Distribution**



*Regulated*

Reliant Energy

**Retail**



***Deregulating***

Reliant Resources™

# RRI - Investment Highlights

- Established track record of high growth
- Distinctive commercial approach
  - Targeted regions
  - Scale within each region
  - Portfolio of assets
  - Assets integrated with trading, marketing and risk management operations
- Unique growth opportunities
  - Highly visible development pipeline
  - Option on 14,000 MW of Texas generation
  - Texas retail
- Financial flexibility to fund growth

# RRI - Strategic Asset Portfolio

**Total Generation Capacity: 21,626 MW***


The Netherlands

| Southwest | Capacity MW |
|---|---|
| Operating | 4,045 |
| Construction | 563 |
| Adv. Development | 1,413 |
| | 6,021 |

| Mid-Continent | Capacity MW |
|---|---|
| Operating | 255 |
| Construction | 962 |
| Adv. Development | 804 |
| Long-term contracts | 350 |
| | 2,371 |

| Mid-Atlantic | Capacity MW |
|---|---|
| Operating | 4,262 |
| Adv. Development | 1,316 |
| | 5,578 |

| Texas | Capacity MW |
|---|---|
| Operating | 50 |
| Construction | 781 |
| Long-term contracts | 646 |
| Renewables | 260 |
| | 1,737 |
| Option 1/04 | 14,040 |

| Florida | Capacity MW |
|---|---|
| Operating | 619 |
| Construction | 464 |
| Long-term contracts | 1,360 |
| | 2,443 |

| Europe | Capacity MW |
|---|---|
| Operating | 3,476 |

*Total excludes Texas Genco option

# RRI - Regional Portfolio Strategy

**Access and manage selected generation across the supply curve**

- Optimize portfolio beyond sum of individual plant profitability
- Provide full range of power products

# RRI - Growth of Additional Generation Capacity

**Multi-pronged growth strategy**

- Disciplined acquisitions
- Selected regional greenfield development
- Accessing capacity through structured/term contracts
- Unique option to acquire Texas Genco assets
- 32% CAGR for 2000 – 2004



Net Owned Generation Capacity
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2000
2001
2002
2003
2004
Texas Genco Option
Cumulative Capacity Additions
Existing Capacity

# Texas Genco Option

- REI owns 14,000 MW in the ERCOT market which deregulates January 1, 2002
- Market value of Texas generation to be established through 20% IPO of business
  - If stranded costs exist, REI will securitize difference between market value and book value
- RRI has the option to purchase REI's 80% equity interest in Texas Genco at market value in January 2004

# RRI - Retail Opportunity in Texas

**Texas Restructuring Establishes Advantaged Position**

- Market opens January 1, 2002
- RRI inherits 1.7 million customers (customers must take action to choose another retail provider)
- Intent of legislation is to provide attractive returns to stimulate competition
  - Price adjusted to reflect market changes over time
- Reliant Resources plans to target select retail markets that have favorable regulatory structures and profit opportunities
  - Retain Houston-based customers; add customers within Texas; add customers in select markets outside of Texas

# RRI - Projected Financial Outlook

- EBIT for 2001: $675 – $725 million
- Primarily driven by wholesale business
  - significantly hedged for remainder of 2001

**2001 Diluted EPS (pro forma): $1.60 - $1.70** → **First Call 2001 consensus*: $1.64**

** As of 6/11/01*

**Compound Annual Growth Rate: 25%**

- 2002 goodwill add back – $0.10

# RRI - Attractive Valuation to Peers

| | P/E Multiple | | 5 yr Growth Rate | P/E to Growth | |
|---|---|---|---|---|---|
| | 2001 | 2002 | | 2001 | 2002 |
| NRG | 19.0 | 15.5 | 25% | 0.76 | 0.62 |
| ORN | 22.8 | 16.9 | 24% | 0.95 | 0.70 |
| MIR | 20.3 | 16.5 | 23% | 0.88 | 0.72 |
| DYN | 23.4 | 19.6 | 22% | 1.06 | 0.89 |
| Average | 21.4 | 17.1 | | 0.91 | 0.73 |
| RRI | 18.9 | 15.1* | 25% | 0.76 | 0.60 |

*Source: First Call, as of June 11, 2001*